UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2022

RENOVARE ENVIRONMENTAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RENO	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase and Exchange Agreement and Registration Rights Agreement

Commencing September 7, 2022, Renovare Environmental, Inc. (the “Company”) entered into a Securities Purchase and Exchange Agreement (the “Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with certain accredited investors (the “Investors”). Pursuant to the Agreement, the Company agreed to sell and the Investors agreed to purchase in a private placement offering (the “Offering”) in the aggregate offering amount of $1,500,000: (i) 1,822 shares of the Company’s newly-created Series G Convertible Preferred Stock, par value $0.0001 per share (the “Series G Shares”); (ii) accompanying preferred stock purchase warrants to purchase an additional 1,822 Series G Shares at an exercise price of $830 per share and expiring in eighteen (18) months (the “Preferred Stock Warrants”); and (iii) Series G Common Stock Purchase Warrants (the “Series G Warrants”) to purchase 45,550,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an exercise price of $0.116 per share of Common Stock expiring in five (5) years. In connection with the Offering, the Company exchanged an aggregate of 504 Series G Shares and Series G-1 Common Stock Purchase Warrants to purchase 8,750,000 shares of Common Stock in exchange for the cancellation of an aggregate amount of $503,007.32 of obligations. Additionally, in connection with the Offering, the Company sold an aggregate of 150 shares of a newly-created Series I Convertible Preferred Stock, par value $0.0001 per share (the “Series I Shares”) for an aggregate offering amount of $144,464.44. Also in connection with the Offering, pursuant to the Agreement, the Company exchanged an aggregate of $2,246,511.76 in previously issued and outstanding debt obligations as well as 100,000 shares of Common Stock for 3,213 shares of the Company’s newly-created Series H Convertible Preferred Stock, par value $0.0001 per share (the “Series H Shares”). In connection with the Offering, the Company also exchanged 2,141,667 shares of Common Stock and warrants to purchase an additional 2,141,667 shares of Common Stock for 1,286 Series I Shares. Investors also exchanged 100,000 shares of Common Stock and 429,674 shares of the Company’s preferred shares, and $1,144,477 of outstanding notes for 7,706 Series G Shares, 400,000 Series C-1 Shares and Series G-1 Common Stock Purchase Warrants to purchase 15,650,000 shares of Common Stock. The Preferred Stock Warrants include a forced exercise provision which, under certain circumstances, allow the Company to force the Investors to purchase up to an additional $2,000,000 of securities sold in the Offering.

The Series G Shares rank senior to all of the Company’s other securities and are initially convertible into shares of Common Stock at a conversion price equal to four cents ($0.04) (the “Conversion Price”) subject to adjustment upon the issuance of the Company’s securities at a price per share less than the Conversion Price, upon the subdivision or reclassification of the Common Stock, if the volume weighted average price of the Common Stock on the Company’s principal trading market exceeds the Conversion Price when the registration statement the Company is required to file in connection with the Offering is declared effective, or the three, six, nine and twelve month anniversaries of the Closing Date. The Series G Shares are also subject to redemption upon a “Triggering Event” which includes: the failure to file the registration statement within the deadline provided in the Registration Rights Agreement; the failure to maintain the effectiveness of the registration statement; the suspension of the Common Stock from trading; failure to timely deliver the shares of Common Stock upon a conversion or exercise of the Company’s securities; failure to maintain sufficient reserves of Common Stock; failure to declare a dividend required to be paid or any amount required to be paid to a holder, a default under indebtedness of the Company; and the bankruptcy of the Company, among other items. Upon a Triggering Event, dividends on the Series G Shares shall accrue at the rate of eighteen percent (18%) per annum, the holders may convert the Series G Shares at the Market Price, and the holders may require the Company to redeem the Series G Shares at their stated value plus a premium. The Series G Shares do not vote on matters the holders of Common Stock are entitled to vote upon.

The Series H Shares rank senior to all of the Company’s other securities, excluding the Series G Shares, and are otherwise identical to the Series G Shares.

The Series I Shares are convertible into shares of Common Stock at the conversion price of $0.04, subject to adjustment for combinations and following the Company’s proposed reverse stock split the lower of the split-adjusted conversion price of the price of the Common Stock on the Company’s principal market. The Series I Shares do not vote on matter the holders of Common Stock are entitled to vote upon.

The required holders of the Company’s Series A Convertible Preferred Stock, Series D Convertible Preferred Stock and Series F Convertible Preferred Stock (the “Junior Preferred Stock”) consented to the Series G Shares and the Series H Shares be senior to the Junior Preferred Stock with respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company.

The Series C-1 Shares vote on matters the holders of Common Stock are entitled to vote upon at the rate of one vote per share except the vote on the matters of: a reverse split of the Common Stock; an increase in the number of authorized common stock; and the mergers with Biorenewable Technologies, Inc. and HARP Electric Eng. Ltd., the Series C-1 Shares vote at the rate of two hundred fifty (250) votes per Series C-1 share. The Series C-1 Shares are redeemable by the Company at the redemption price of $0.01 per Series C-1 Share.

In connection with the Offering, the Company and the Investors entered into the Registration Rights Agreement providing for the registration for resale of the shares of Common Stock: underlying the conversion of the Series G Shares and Series G Shares underlying the Preferred Stock Warrants; and upon the exercise of the Series G Warrants (collectively, the “Registrable Securities”), pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to October 7, 2022 (the “Filing Date”). The Company has agreed to use its best efforts to cause the Registration Statement to be declared effective as soon as possible, but in no event later than sixty (60) days of the closing of the Private Placement (or ninety (90) days in the event of a full review of the Registration Statement by the SEC) (the “Effectiveness Date”), and to keep the Registration Statement continuously effective for a period that extends from the first date on which the SEC issues an order of effectiveness in relation to the Registration Statement until such date that all registrable securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement have been sold thereunder or pursuant to Rule 144 or may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

In the event (i) the Registration Statement is not filed on or prior to the Filing Date, or (ii) the Registration Statement is not declared effective by the Effectiveness Date, or (iii) after the effective date of the Registration Statement, it ceases for any reason to remain continuously effective as to the Securities, or the holders are otherwise not permitted to utilize the prospectus therein to resell the Registrable Securities, then, until the applicable event is cured, the Company shall pay to each holder an amount in cash, as partial liquidated damages and not as penalty, equal to the product of 2.0% multiplied by the aggregate subscription amount paid by such holder pursuant to the Agreement, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the Registration Statement. The Investors have also granted the Company customary indemnification rights in connection with the Registration Statement.

The Series G Shares, the Series H Shares. The Series I Shares, the Series C-1 Shares, the Preferred Warrants, the Common Stock Warrants and the securities underlying the conversion and exercise thereof (the “Securities”) were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. The Securities have not been registered under the Securities Act or any other applicable securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.

The Company engaged Network 1 Financial Securities, Inc. (“Network”) as the Company’s placement agent for the Offering pursuant to a Placement Agency Agreement (the “PAA”) dated as of August 18, 2022. Pursuant to the PAA, the Company agreed to pay Network a cash placement fee equal to 7.0% of the gross proceeds of the Offering, plus a non-accountable expense allowance of 3.5%.  The Company also agreed to pay Network a cash fee of 3% of all amounts received by the Company on the exercise of warrants sold in the Offering

The foregoing description of the Agreement, the Warrants, the Certificates of Designation, the Registration Rights Agreement and the PAA (collectively the “Transaction Documents”) do not purport to be complete and is qualified in its entirety by reference to complete text of the Transaction Documents, copies of which are filed as Exhibits 10.1 through 10.6, and Exhibits 4.1 through 4.4 to this Current Report on Form 8-K, respectively, and incorporated by reference into this Item 1.01.

Forbearance Agreement with Michaelson Capital Special Finance Fund II, L.P.

On September 1, 2022, the Company and Michaelson Capital Special Finance Fund II, L.P. (“MCSFF”) entered into a Forbearance Agreement in relation to the Company’s Note Purchase and Security Agreement, dated as of February 2, 2018 (the “NPA”), pursuant to which MCSFF made a term loan to the Company evidenced by the Senior Secured Term Note, dated February 2, 2018 in the original principal amount of $5,000,000 (the “Note”). The Forbearance Agreement that became effective on September 7, 2022 upon the payment of $585,170.90 paid through the flow of funds of the Offering and the issuance of 350,000 Series G Shares and Series G-1 Warrants to purchase 6,250,000 shares of Common Stock from the conversion of an existing $350,000 of existing indebtedness. Additionally, the Company agreed to pay principal repayments of quarterly installments of $250,000 commencing on December 31, 2022 and all remaining balances due on December 31, 2023 and increases the interest rate to 12%. In addition, the Company granted MCSFF the option at any time to convert all or any portion of the unpaid principal amount of the Note and accrued interest thereon into shares of Common Stock at the conversion price of $0.095 per share.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Securities that have been and may be issued under the Purchase Agreement are being offered and sold in a transaction exempt from registration under the Securities Act, in reliance on the exemptions afforded under Section 4(a)(2) of the Securities Act and Rule 506(d) of Regulation D promulgated thereunder. The Investors have represented to the Company in the Purchase Agreement that they are “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act, and is acquiring such shares under the Purchase Agreement for investment purposes only and not with a view towards the public sale or distribution thereof in violation of applicable U.S. federal securities laws or applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares of our Common Stock nor shall there be any sale of the shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03 in its entirety.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 8, 2022, Tony Fuller resigned as the Company’s Chief Executive Officer and a member of the Company’s Board of Directors. Mr. Fuller did not indicate that his decision to resign was a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

4.1	Certificate of Designations of Series C-1 Redeemable Preferred Stock
4.2	Amended and Restated Certificate of Designations of Series G Convertible Preferred Stock
4.3	Amended and Restated Certificate of Designations of Series H Convertible Preferred Stock
4.4	Amended and Restated Certificate of Designations of Series I Convertible Preferred Stock
10.1	Securities Purchase and Exchange Agreement by and between the Company and certain investors dated September 7, 2022
10.2	Form of Preferred Stock Purchase Warrant
10.3	Form of Series G Common Stock Purchase Warrant
10.4	Form of Series G-1 Common Stock Purchase Warrant
10.5	Registration Rights Agreement by and between the Company and certain investors dated September 7, 2022
10.6	Placement Agency Agreement with Network 1 Financial Securities, Inc. dated August 18, 2022
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2022	RENOVARE ENVIRNMENTAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer